                                                                                                 EXECUTION COPY

                                      ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT  AND  ASSUMPTION   AGREEMENT,   dated  May  30,  2006,  between  Residential  Funding
Corporation,  a Delaware  corporation  ("RFC"),  and Residential  Accredit Loans, Inc., a Delaware  corporation
(the "Company").

                                                   Recitals

               A. RFC has entered into contracts ("Seller Contracts") with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

               B. The Company  wishes to purchase  from RFC certain  Mortgage  Loans (as  hereinafter  defined)
sold to RFC pursuant to the Seller Contracts.

               C. The Company,  RFC, as master servicer,  and Deutsche Bank Trust Company Americas,  as trustee
(the  "Trustee"),  are entering into a Series  Supplement,  dated as of May 1, 2006 (the "Series  Supplement"), and the  Standard  Terms of Pooling  and  Servicing  Agreement,  dated as of March 1, 2006  (collectively,  the
"Pooling and  Servicing  Agreement"),  pursuant to which the Company  proposes to issue  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2006-QS5 (the "Certificates")  consisting of thirteen classes designated as
Class A-1,  Class A-2,  Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P,
Class A-V,  Class R-I and Class R-II  Certificates;  and six classes  designated as Class M-1, Class M-2, Class
M-3 (collectively the "Class M  Certificates"),  Class B-1, Class B-2 and Class B-3 Certificates  (collectively the "Class B Certificates")  representing  beneficial  ownership interests in a trust fund consisting primarily of a pool of Mortgage Loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").
               D. In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the
Class A-P  Certificates  and Class A-V Certificates and a de minimis portion of each of the Class R-I and Class
R-II Certificates.
               E. In connection  with the purchase of the Mortgage Loans and the issuance of the  Certificates,
RFC wishes to make certain representations and warranties to the Company.

               F. The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right, title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

               NOW THEREFORE,  in  consideration  of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1. All capitalized  terms used but not defined herein shall have the meanings  assigned  thereto in the Pooling and Servicing Agreement.

               2.  Concurrently  with the  execution  and delivery  hereof,  RFC hereby  assigns to the Company without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal,  and with respect to the Sharia  Mortgage  Loans,  all amounts in respect of profit payments and acquisition  payments,  received  on or with  respect  to the  Mortgage  Loans  after May 1, 2006  (other  than payments of principal and interest,  and with respect to the Sharia Mortgage  Loans,  all amounts in respect of profit  payments  and  acquisition  payments,  due on the  Mortgage  Loans  on or  before  May  31,  2006).  In consideration  of such assignment,  RFC or its designee will receive from the Company in immediately  available funds an amount equal to  $689,190,164.07,  the Class A-P  Certificates,  the Class A-V  Certificates  and a de
minimis  portion of each of the Class R-I and Class  R-II  Certificates.  In  connection  with such  assignment and at the Company's  direction,  RFC has in respect of each  Mortgage Loan endorsed the related  Mortgage Note
(other than any  Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment of mortgage or security instrument, as applicable, in recordable form to the Trustee or its agent.

        RFC and the Company  agree that the sale of each Pledged  Asset Loan  pursuant to this  Agreement  will also constitute the assignment,  sale,  setting-over,  transfer and conveyance to the Company, without recourse
(but subject to RFC's  covenants,  representations  and warranties  specifically  provided  herein),  of all of
RFC's  obligations  and all of RFC's  right,  title and  interest  in, to and under,  whether  now  existing or hereafter  acquired  as owner of such  Pledged  Asset  Loan  with  respect  to any and all  money,  securities, security entitlements,  accounts, general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities contracts, and other investment property and other property of whatever kind or description  consisting of, arising from or related,  (i) the Credit Support Pledge Agreement, the Funding and Pledge  Agreement  among the Mortgagor or other Person pledging the related Pledged Assets (the
"Customer"),  Combined  Collateral  LLC  and  National  Financial  Services  Corporation,  and  the  Additional
Collateral  Agreement  between  GMAC  Mortgage  Corporation  and  the  Customer  (collectively,  the  "Assigned
Contracts"),  (ii) all  rights,  powers and  remedies  of RFC as owner of such  Pledged  Asset Loan under or in connection  with the  Assigned  Contracts,  whether  arising  under the terms of such  Assigned  Contracts,  by statute,  at law or in equity,  or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including  all rights to exercise any election or option or to make any decision or determination or to give or receive any notice,  consent,  approval or waiver thereunder,  (iii) the Pledged
Amounts and all money, securities, security entitlements,  accounts, general intangibles,  payment intangibles,
instruments,   documents,  deposit  accounts,   certificates  of  deposit,  commodities  contracts,  and  other investment  property and other property of whatever kind or description  and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion  rights,  rights to subscribe,  liquidation dividends or preferences,  stock dividends,  rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest  payments or other  distributions  of cash or other  property  that secures a Pledged  Asset
Loan, (iv) all documents,  books and records concerning the foregoing (including all computer programs,  tapes, disks and related items containing any such  information) and (v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities Investor Protection  Corporation or any other insurance  company) of any of the foregoing or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds  and the  conversion,  voluntary  or  involuntary,  of any  thereof.  The  foregoing  transfer,  sale, assignment and conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection  with the Pledged Assets or under any agreement or instrument  relating thereto,  including any obligation to the Mortgagor,  other than as owner of the Pledged Asset Loan.

        The  Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the
Mortgage  Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of RFC.  Nonetheless,
(a) this  Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and
9 of  the  Minnesota  Uniform  Commercial  Code  and  the  Uniform  Commercial  Code  of any  other  applicable jurisdiction;  (b) the  conveyance  provided for in this Section  shall be deemed to be, and hereby is, a grant by RFC to the Company of a security  interest in all of RFC's right,  title and interest,  whether now owned or hereafter acquired, in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and investment  property  consisting  of,  arising from or relating to any of the following:  (A) the
Mortgage Loans,  including  (i) with  respect to each  Cooperative  Loan, the related  Mortgage Note,  Security
Agreement,  Assignment of Proprietary Lease,  Cooperative Stock  Certificate,  Cooperative Lease, any insurance policies  and all other  documents in the related  Mortgage  File,  (ii) with  respect to each Sharia  Mortgage
Loan,  the related Sharia  Mortgage Loan Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership  Agreement,
Obligation to Pay, Assignment  Agreement and Amendment of Security  Instrument,  any insurance policies and all other  documents  in the  related  Mortgage  File and  (iii) with  respect to each  Mortgage  Loan other than a
Cooperative  Loan or a Sharia Mortgage Loan, the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents  in the related  Mortgage  File,  (B) all  monies due or to become due pursuant to the
Mortgage  Loans in  accordance  with the terms  thereof and (C) all  proceeds of the  conversion,  voluntary or involuntary,  of the  foregoing  into  cash,  instruments,  securities  or other  property,  including  without limitation  all  amounts  from  time to time held or  invested  in the  Certificate  Account  or the  Custodial
Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the possession by the
Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute instruments,  money, payment intangibles,  negotiable documents, goods, deposit accounts, letters of credit,  advices of credit,  investment  property  or chattel  paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated  by such secured  party,  for purposes of perfecting the security interest pursuant to the Minnesota Uniform  Commercial Code and the Uniform  Commercial
Code of any other applicable  jurisdiction  (including,  without  limitation,  Sections 8-106,  9-313 and 9-106
thereof);  and  (d) notifications  to  persons  holding  such  property,   and  acknowledgments,   receipts  or
confirmations  from persons  holding  such  property,  shall be deemed  notifications  to, or  acknowledgments, receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable)  the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC shall,  to the extent  consistent  with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such  security  interest  would be  determined  to be a perfected  security interest of first  priority  under  applicable  law and will be maintained as such  throughout the term of this
Agreement.  Without  limiting the  generality  of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed,  at the expense of RFC, all filings  necessary  to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Company's  security interest in or lien on the Mortgage  Loans,  including  without  limitation  (x) continuation  statements,  and (y) such other  statements  as may be  occasioned  by (1) any  change of name of RFC or the Company,  (2) any  change of location  of the state of  formation,  place of  business  or the chief  executive  office of RFC,  or  (3) any transfer of any interest of RFC in any Mortgage Loan.

               Notwithstanding  the  foregoing,  (i) the Master  Servicer  shall  retain all  servicing  rights
(including,  without  limitation,  primary  servicing and master  servicing)  relating to or arising out of the
Mortgage  Loans,  and all  rights to receive  servicing  fees,  servicing  income  and other  payments  made as compensation for such servicing granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions set forth therein  (collectively,  the "Servicing Rights") and (ii) the Servicing Rights are not
included  in the  collateral  in which RFC grants a security  interest  pursuant to the  immediately  preceding paragraph.

               3.  Concurrently  with the  execution and delivery  hereof,  the Company  hereby  assigns to RFC without  recourse  all of its right,  title and  interest in and to the Class A-P  Certificates,  the Class A-V
Certificates  and a de  minimis  portion of each of the Class R-I and Class  R-II  Certificates  as part of the consideration payable to RFC by the Company pursuant to this Agreement.

               4. RFC  represents  and  warrants to the Company  that on the date of  execution  hereof (or, if otherwise specified below, as of the date so specified):

               (a)    The  information  set forth in Exhibit One to the Series  Supplement with respect to each
Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material  respects,  at the date or dates respecting which such information is furnished;

               (b)    Each  Mortgage  Loan is required  to be covered by a standard  hazard  insurance  policy.
Except  in the  case of one (1)  Mortgage  Loan  representing  approximately  0.1% of the  aggregate  principal balance of the Mortgage Loans,  each Mortgage Loan with a  Loan-to-Value  Ratio at origination in excess of 80%
will be insured by a Primary  Insurance  Policy covering at least 35% of the principal  balance of the Mortgage
Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  at least 30% of the principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%, at least
25% of the balance if the  Loan-to-Value  Ratio is between 90.00% and 85.01% and at least 12% of the balance if the  Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the  Company's  knowledge,  each such
Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

               (c)    Each Primary  Insurance  Policy insures the named insured and its successors and assigns, and the  issuer of the  Primary  Insurance  Policy is an  insurance  company  whose  claims-paying  ability  is currently acceptable to the Rating Agencies;

               (d)    Immediately  prior to the assignment of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to  servicing  and related  compensation  and,  with  respect to certain
Mortgage Loans,  the monthly  payment due on the first Due Date following the Cut-off Date),  and no action has been taken or failed to be taken by RFC that  would  materially  adversely  affect  the  enforceability  of any
Mortgage Loan or the interests therein of any holder of the Certificates;

               (e)    No Mortgage  Loan was 30 or more days  delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage  Loan has been so  delinquent  more than once in the 12-month  period prior to the Cut-off Date;

               (f)    Subject to clause  (e) above as  respects  delinquencies,  there is no  default,  breach, violation  or event of  acceleration  existing  under any Mortgage  Note or Mortgage  and no event which,  with notice and expiration of any grace or cure period,  would constitute a default,  breach,  violation or event of acceleration,  and no such default,  breach,  violation or event of acceleration  has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

               (g)    There is no delinquent tax or assessment lien against any Mortgaged Property;

               (h)    No  Mortgagor  has any  right  of  offset,  defense  or  counterclaim  as to the  related
Mortgage  Note or Mortgage  except as may be  provided  under the  Servicemembers  Civil  Relief Act,  formerly known as the  Soldiers'  and  Sailors'  Civil  Relief Act of 1940,  as amended,  and except with respect to any buydown agreement for a Buydown Mortgage Loan;

               (i)    There  are no  mechanics'  liens or claims  for work,  labor or  material  affecting  any
Mortgaged  Property  which are or may be a lien  prior to, or equal  with,  the lien of the  related  Mortgage, except such liens that are insured or indemnified  against by a title insurance  policy  described under clause
(aa) below;

               (j)    Each  Mortgaged  Property  is  free  of  damage  and in  good  repair  and no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any  Mortgaged  Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any Mortgaged
Property;

               (k)    Each  Mortgage  Loan at the time it was  made  complied  in all  material  respects  with applicable  local,  state,  and federal  laws,  including,  but not limited to, all  applicable  anti-predatory lending laws;

               (l)    Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate  to realize  the  benefits of the  security  against the  Mortgaged  Property, including  (i) in the  case  of a  Mortgage  that  is a deed of  trust,  by  trustee's  sale,  (ii) by  summary foreclosure,  if available under applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other  exemption  available to the  Mortgagor  that would  interfere  with such right to sell at a trustee's sale or  right to  foreclosure,  subject  in each  case to  applicable  federal  and  state  laws and  judicial precedents with respect to bankruptcy and right of redemption;

               (m)    With respect to each Mortgage  that is a deed of trust,  a trustee duly  qualified  under applicable  law to serve as such is properly  named,  designated and serving,  and except in connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or  expenses  are  payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

               (n)    The Mortgage Loans are conventional,  fixed rate, fully-amortizing,  first mortgage loans having terms to maturity of not more than 30 years from the date of  origination or  modification  with monthly payments due, with respect to a majority of the Mortgage Loans,  on the first day of each month;

               (o)    No Mortgage Loan provides for deferred interest or negative amortization;

               (p)    If any of the Mortgage  Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted  practice in the area where the  related  Mortgaged  Property  is  located;  residential  property  in such area  consisting  of leasehold  estates is readily  marketable;  the lease is  recorded  and no party is in any way in breach of any provision  of such  lease;  the  leasehold  is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (q)    Each  Assigned  Contract  relating  to each  Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation of the parties thereto,  enforceable in accordance with their terms, except as limited by  bankruptcy,  insolvency or other similar laws  affecting  generally the  enforcement  of creditor's rights;

               (r)    The  Assignor  is the holder of all of the  right,  title and  interest  as owner of each
Pledged Asset Loan in and to each of the Assigned Contracts  delivered and sold to the Company  hereunder,  and the assignment  hereof by RFC validly  transfers  such right,  title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

               (s)    The full amount of the Pledged  Amount with respect to such  Pledged  Asset Loan has been deposited  with the  custodian  under the Credit  Support  Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

               (t)    RFC is a member  of MERS,  in good  standing,  and  current  in  payment  of all fees and assessments  imposed by MERS,  and has complied with all rules and  procedures  of MERS in connection  with its assignment to the Trustee as assignee of the  Depositor of the Mortgage  relating to each Mortgage Loan that is registered  with MERS,  including,  among  other  things,  that RFC shall have  confirmed  the  transfer to the
Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R)System;

               (u)    No  instrument  of release or waiver has been  executed in  connection  with the Mortgage
Loans,  and no Mortgagor has been  released,  in whole or in part from its  obligations  in  connection  with a
Mortgage Loan;

               (v)    With respect to each Mortgage  Loan,  either (i) the Mortgage Loan is assumable  pursuant to the  terms of the  Mortgage  Note,  or (ii)  the  Mortgage  Loan  contains  a  customary  provision  for the acceleration  of the  payment of the unpaid  principal  balance of the  Mortgage  Loan in the event the related
Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

               (w)    The  proceeds of the Mortgage  Loan have been fully  disbursed,  there is no  requirement for future  advances  thereunder  and any and all  requirements  as to  completion  of any  on-site or off-site improvements  and as to  disbursements  of any escrow funds  therefor  (including any escrow funds held to make
Monthly  Payments  pending  completion of such  improvements)  have been  complied  with.  All costs,  fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

               (x)    The  appraisal  was  made by an  appraiser  who  meets  the  minimum  qualifications  for appraisers as specified in the Program Guide;

               (y)    To the best of RFC's knowledge,  any escrow arrangements  established with respect to any
Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (z)    Each Mortgage Loan was  originated (1) by a savings and loan  association,  savings bank, commercial bank, credit union,  insurance  company or similar  institution that is supervised and examined by a federal or state  authority,  (2) by a mortgagee  approved by the Secretary of HUD pursuant to Sections 203 and
211 of the National Housing Act, as amended,  or (3) by a mortgage broker or  correspondent  lender in a manner such that the  Certificates  would  qualify as  "mortgage  related  securities"  within the  meaning of Section
3(a)(41) of the Securities Exchange Act of 1934, as amended;

               (aa)   All  improvements  which  were  considered  in  determining  the  Appraised  Value of the
Mortgaged  Properties  lie wholly within the  boundaries  and the building  restriction  lines of the Mortgaged
Properties,  or the policy of title  insurance  affirmatively  insures  against loss or damage by reason of any violation,  variation,  encroachment  or  adverse  circumstance  that  either is  disclosed  or would have been disclosed by an accurate survey;

               (bb)   Each Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the borrower,  or the consumer in the case of the Sharia  Mortgage  Loans,  enforceable in accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting  generally the  enforcement of creditor's rights;

               (cc)   None of the Mortgage  Loans are subject to the Home  Ownership and Equity  Protection Act of 1994;

               (dd)   None of the  Mortgage  Loans  are  loans  that,  under  applicable  state or local law in effect at the time of origination  of such loan,  are referred to as (1) "high cost" or "covered"  loans or (2)
any other  similar  designation  if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees;

               (ee)   None of the  Mortgage  Loans  secured by a property  located in the State of Georgia  was originated on or after October 1, 2002 and before March 7, 2003;

               (ff)   No Mortgage Loan is a High Cost Loan or Covered  Loan,  as applicable  (as such terms are defined in the then current  Standard & Poor's LEVELS(R)Glossary  which is now Version 5.6 Revised,  Appendix E
(attached  hereto as Exhibit  A));  provided  that no  representation  and warranty is made in this clause (ff)
with respect to 0.00% of the Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property  located in the State of Kansas,  and with respect to 0.12% of the Mortgage  Loans (by  outstanding principal balance as of the Cut-off Date) secured by property located in the State of West Virginia;

               (gg)   With respect to each Sharia Mortgage Loan,  mortgage  pass-through  certificates or notes representing  interests in mortgage  loans that are in all  material  respects of the same type as the Mortgage
Loans,  and  which  are  structured  to  be  permissible  under  Islamic  law  utilizing  a  declining  balance co-ownership  structure,  have been, for a least one year prior to the date hereof, (a) held by investors other than employee benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency; and

               (hh)   No fraud or  misrepresentation  has taken place in connection with the origination of any
Mortgage Loan.

               RFC shall provide written notice to GMAC Mortgage  Corporation of the sale of each Pledged Asset
Loan to the Company  hereunder  and by the Company to the Trustee  under the Pooling and  Servicing  Agreement, and shall  maintain the Schedule of Additional  Owner  Mortgage  Loans (as defined in the Credit Support Pledge
Agreement),  showing the Trustee as the  Additional  Owner of each such Pledged  Asset Loan,  all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

        Upon  discovery  by RFC or upon notice  from the  Company or the  Trustee of a breach of the  foregoing representations  and  warranties in respect of any Mortgage  Loan which  materially  and adversely  affects the interests of any holders of the  Certificates  or of the Company in such Mortgage  Loan or upon the  occurrence of a  Repurchase  Event  (hereinafter  defined),  notice of which  breach or  occurrence  shall be given to the
Company by RFC, if it  discovers  the same,  RFC shall,  within 90 days after the earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or, either
(i) purchase such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the
Purchase  Price for such Mortgage  Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for
such  Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and
Servicing  Agreement.  If the  breach of  representation  and  warranty  that gave  rise to the  obligation  to repurchase or substitute a Mortgage  Loan  pursuant to this Section 4 was the  representation  and warranty set forth in clause (k) or (hh) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

               5. With  respect to each  Mortgage  Loan, a first lien  repurchase  event  ("Repurchase  Event")
shall have occurred if it is discovered  that,  as of the date  thereof,  the related  Mortgage was not a valid first  lien on the  related  Mortgaged  Property  subject  only to (i) the  lien  of real  property  taxes  and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording of such  Mortgage and such  permissible  title exceptions  as are listed in the Program Guide and (iii) other  matters to which like  properties  are commonly subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the Mortgaged
Property.  In addition,  with respect to any Mortgage  Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such
Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related Mortgage is materially adversely  affected by the absence of the original  Mortgage  Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to repurchase  or substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

               6. This  Agreement  shall  inure to the benefit of and be binding  upon the  parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

               IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement on the date first written above.

                                               RESIDENTIAL FUNDING CORPORATION

                                               By:        /s/ Mark White
                                                   Name:  Mark White
                                                   Title: Associate

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:        /s/ Heather Anderson
                                                   Name:  Heather Anderson
                                                   Title: Vice President

                                                   EXHIBIT A

                               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                 FILE FORMAT FOR LEVELS(R)VERSION 5.6B REVISED

                                                                 REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the  Jurisdictions  listed below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds set forth in those laws.  Note that certain loans classified  by the  relevant  statute as Covered are  included  in  Standard & Poor's  High Cost Loan  Category because they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------